UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): August 19, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078
(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Filing Compliance

As previously disclosed, Lime Energy Co. (the “Company”) has received four deficiency notices from The NASDAQ Stock Market LLC (“NASDAQ”) for failure to comply with NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, September 30, 2012 and March 31, 2013 and its Annual Report on Form 10-K for the year ended December 31, 2012 (collectively, the “Delinquent Reports”).  In connection with the first two of those deficiencies, the Company received a determination letter from the NASDAQ Listing Qualifications Staff on January 9, 2013 advising that, because those deficiencies had not yet been cured, trading in the Company’s common stock would be subject to suspension and the Company’s securities could be removed from listing and registration on The NASDAQ Stock Market absent a request for a hearing before the NASDAQ Hearings Panel (the “Panel”). Pursuant to the Company’s request, on February 21, 2013, the Panel held a hearing to review the listing determination and to consider the Company’s request for additional time to regain compliance.  On March 6, 2013, the Panel granted the Company’s request for continued listing on NASDAQ, subject to the Company satisfying certain conditions relating to the filing of the Delinquent Reports, which conditions were modified by the Panel on July 2, 2013.

The Company timely satisfied all of the Panel’s conditions, as modified, and on August 21, 2013, received a letter from the Panel (the “Panel’s Letter”) confirming that the Company had regained compliance with Listing Rule 5250(c)(1), but informing the Company that the Panel would retain jurisdiction over the Company’s continued listing on The NASDAQ Stock Market based upon the information set forth below.

Minimum Bid Price Deficiency

As previously disclosed, on August 29, 2012, the Company received a letter from NASDAQ, notifying the Company that for the previous 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on NASDAQ, as set forth in Listing Rule 5450(a)(1) (the “Minimum Bid Price Deficiency”).  NASDAQ granted the Company two consecutive grace periods of 180 days each to remedy the Minimum Bid Price Deficiency, the second of which will expire on August 26, 2013.

Stockholder’s Equity Deficiency

On August 20, 2013, the Company received a letter from NASDAQ notifying the Company that it was not in compliance with Listing Rule 5550(b) because the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, as filed on August 19, 2013 (the “Second Quarter 10-Q”), was less than $2,500,000, a NASDAQ Capital Market continued listing criterion, and the Company did not meet either of the alternative  NASDAQ Capital Market continued listing criteria — market value of listed securities or net income from continuing operations — as of August 19, 2013 (the “Stockholders’ Equity Deficiency”).  The Stockholders’ Equity Deficiency may serve as an additional basis for the delisting of the Company’s common stock from NASDAQ.  That letter also formally notified the Company that the Panel would consider the Stockholders’ Equity Deficiency in their decision regarding the Company’s continued listing on NASDAQ.

Compliance Plan

The Company provided the Panel with a compliance plan related to the Minimum Bid price Deficiency on August 19, 2013, which provides for the Company to effect a reverse stock split by September 30, 2013 if necessary to regain compliance with Listing Rule 5450(a)(1).  In that plan, the Company also notified the

Panel of its non-compliance with Listing Rule 5550(b).  To remedy the Stockholders’ Equity Deficiency, the Company has had, and continues to have, discussions with some of the holders of its outstanding subordinated secured convertible pay-in-kind notes (the “Noteholders”).  Based on those discussions, the Company expects that some of those outstanding notes will be exchanged for preferred stock and that some of the Noteholders will purchase additional preferred stock in a private placement.  The preferred stock offered to those parties has not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  There can be no assurance that the Company will be able to complete the exchange of the notes for preferred stock or the sale of preferred stock.  If the Company is unable to complete those transactions, or otherwise raise capital, or if the proceeds of those transactions are not sufficient to remedy the Stockholders’ Equity Deficiency, the Company’s common stock may be delisted from NASDAQ.  If the Company is able to complete the exchange and sale, it may be on terms that are not favorable to it or its existing stockholders.

In its submission to the Panel on August 19, 2013, the Company updated the Panel regarding its discussions with the Noteholders and its plans to raise capital and/or convert debt to equity, and committed to providing the Panel with additional information regarding its plan to raise capital and/or convert equity to debt by August 30, 2013.  The Panel’s Letter continued the listing of the Company’s common stock on NASDAQ, pending receipt of that additional information.  If the Company does not timely remedy the Minimum Bid Price Deficiency or the Stockholders’ Equity Deficiency, the Company’s common stock may be delisted from NASDAQ.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including whether we are able to complete the exchange of some our outstanding notes for preferred stock or the sale of preferred stock and whether we are able to timely effect a reverse stock split, as well as those factors discussed in our Annual Report on Form 10-K, filed on July 31, 2013 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: August 23, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz, Executive Vice President
Chief Financial Officer & Treasurer